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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            -------------------

                                  FORM 8-K
                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                               -------------


     Date of Report (Date of Earliest Event Reported):  August 19, 1996

                        FOXMEYER HEALTH CORPORATION
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           (Exact Name of Registrant as Specified in its Charter)

                                  Delaware
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               (State or Other Jurisdiction of Incorporation)

            1-8549                                     25-1425889
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   (Commission File Number)                         (I.R.S. Employer
                                                   Identification No.)

     1220 Senlac Drive, Carrollton, Texas                      75006
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   (Address of Principal Executive Offices)                 (Zip Code)

                               (214) 446-4800
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            (Registrant's Telephone Number, Including Area Code)


- ---------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)
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     Item 5.   Other Events
     ------    ------------
               FoxMeyer Corporation, a wholly-owned subsidiary of FoxMeyer Health Corporation, entered into a Stock Sale Agreement, dated as of August 19, 1996 (the "Stock Sale Agreement"), with FM Acquisition
     Corp., an affiliate of York Management Services, Inc. Pursuant to the terms of the Stock Sale Agreement, FoxMeyer Corporation has agreed to sell its shares of capital stock of FoxMeyer Drug Company, FoxMeyer Software Company, Healthcare Transportation Systems, Inc. and Merchandise Coordination Services Corporation to FM Acquisition Corp.
     As a result, FM Acquisition Corp. will acquire the pharmaceutical products and health and beauty aids distribution business of FoxMeyer Health Corporation. Reference is hereby made to the Stock Sale
     Agreement and the Press Release, dated August 20, 1996, issued by FoxMeyer Health Corporation, which are attached hereto as Exhibits 2 and 99, respectively, and are incorporated herein by reference.

     Item 7.   Financial Statements and Exhibits
     -------   ---------------------------------

     (c)  Exhibits.

                2   Stock Sale Agreement, dated as of August
                    19, 1996, by and between FoxMeyer
                    Corporation and FM Acquisition Corp.

               99   Press Release, dated August 20, 1996,
                    issued by FoxMeyer Health Corporation.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FOXMEYER HEALTH CORPORATION
                                   (Registrant)


     DATE:  AUGUST 21, 1996        By:  /s/ Edward L. Massman
                                      --------------------------------
                                       Edward L. Massman
                                       Senior Vice President and
                                       Chief Financial Officer


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                                  EXHIBIT INDEX


     Exhibit No.                   Description                   Page No.
     -----------                   -----------                   --------

      2 Stock Sale Agreement, dated as of August 19, 1996, by and between FoxMeyer Corporation and FM Acquisition Corp.

     99 Press Release, dated August 20, 1996, issued by FoxMeyer Health Corporation.



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